EX-34.7
(logo)KPMG

KPMG LLP
Suite 1400
55 Second Street
San Francisco, CA 94105

Report of Independent Registered Public Accounting Firm

The Board of Directors
Wells Fargo Bank, National Association

We have examined Wells Fargo Commercial Mortgage Servicing's ("CMS"), a division of Wells Fargo Bank, National Association (the "Company"), compliance with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB for the servicing of commercial mortgage loans (the "Platform"), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv),
which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2011. With respect to applicable servicing criterion 1122(d)(4)(iii), the Company has determined that there were no activities performed during the year ended December 31, 2011 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities. Appendix A identifies the commercial mortgage pools and other structures involving the commercial mortgage loans defined by management as constituting the Platform. Management is responsible for the Company's compliance with the servicing criteria. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing selected asset-backed transactions and securities that comprise the Platform, testing selected servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

As described in Management's Assessment, for servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi), the
Company has engaged various vendors to perform certain activities required by these servicing criteria. The Company has determined that none of these vendors are considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company has elected to take responsibility for assessing compliance with these servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative
("KPMG International"), a Swiss entity.


(logo)100 CELEBRATING 100 YEARS
San Francisco Office
1912-2012


(page)



(logo)KPMG

Manual of Publicly Available Telephone Interpretations (Interpretation 17.06). As permitted by Interpretation 17.06, the Company has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criterion as described in its assertion, and we performed no procedures with respect to the Company's eligibility to apply Interpretation 17.06.

Our examination disclosed the following material noncompliance with servicing criterion 1122(d)(4)(i), as applicable to the Company during the year ended December 31, 2011. The Company failed to timely file continuation statements for certain Uniform Commercial Code ("UCC") financing statements as required by the transaction agreements.

In our opinion, except for the material noncompliance described above, the Company complied, in all material respects, with the aforementioned servicing criteria, including servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi) for which compliance is determined based on Interpretation 17.06 as described above, as of and for the year ended December 31, 2011.

We do not express an opinion or any form of assurance on the paragraph titled "Remediation" included in Management's Assessment.


/s/ KPMG LLP
San Francisco, California
March 12, 2012


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Appendix A - Commercial Mortgage Pools and Other Structures

495     Citibank (Project Tarpon Mariner)
505     Morgan Stanley 1998-WF2
506     Morgan Stanley 1999-WF1
507     Bear, Stearns 1999-WF2
508     Bear, Stearns 2000-WF1
509     Bear, Stearns 2000-WF2
513     Morgan Stanley 1997-WF1
514     Morgan Stanley 1998-WF1
521     Morgan Stanley 1999-L1FE1
524     CSFB 1999-C1
526     Morgan Stanley 2000-LIFE1
527     MSDW 2000-PRIN
530     CS First Boston 1994-CFB1
532     Morgan Stanley 2000-LIFE2
536     MSCII 2003-IQ4 Class TN
542     GSMS 2006-GSFL8
543     COMM 2007-FL14
547     WFDB 2011-BXR
552     MSDW 2003-HQ2
554     JPM 2003-LN1
555     HVB 2003-FL1
556     MSCI 2003-IQ6
557     MSCI 2004-HQ3
558     MSCI 2004-IQ7
559     Goldman 2004-GG2
560     MSCI 2004-IQ8
561     MSCI 2004-HQ4
562     MSCI 2005-IQ9
563     LBUBS 2005-C2
564     LBUBS 2005-C3
565     MSCI 2005-HQ6
566     1345 Ave of America and Park Plaza FB 2005-1
567     MSCI 2005-HQ7
568     MSCI 2006-HQ8
569     MSCI 2006-IQ11
570     BSCM 2002-PBW1
571     PCM Trust 2003-PWR1
572     BSCM 2003-PWR2
573     BSCM 2004-PWR3
574     BSCM 2004-PWR4
575     BSCM 2004-PWR5
576     BSCM 2004-PWR6
577     BSCM 2005-PWR7
578     BSCM 2005-PWR8
579     BSCM 2005-PWR9
580     BSCM 2005-PWR10
581     BSCM 2006-PWR11
582     BSCM 2006-PWR12
583     BSCM 2006-PWR13
584     BSCM 2006-PWR14
585     BSCM 2007-PWR15
586     BSCM 2007-PWR16
587     BSCM 2007-PWR17


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Appendix A - Commercial Mortgage Pools and Other Structures

588     BSCM 2007-PWR18
601     MSDWMC 2001-TOP1
602     BSCM 2001-TOP2
603     MSDWMC 2001-TOP3
604     BSCM 2001-TOP4
605     MSDWMC 2001-TOPS
606     BSCM 2002-TOP6
607     MSDWMC 2002-TOP7
608     BSCM 2002-TOP8
609     MSDWMC 2003-TOP9
610     BSCM 2003-TOP10
611     MSCII 2003-TOP11
612     BSCM 2003-TOP12
613     MSCII 2004-TOP13
614     BSCM 2004-TOP14
615     MSCII 2004-TOP15
616     BSCM 2004-TOP16
617     MSCII 2005-TOP17
618     BSCM 2005-TOP18
619     MSCII 2005-TOP19
620     BSCM 2005-TOP20
621     MSCII 2006-TOP21
622     BSCM 2006-TOP22
623     MSCII 2006-TOP23
624     BSCM 2006-TOP24
625     MSCII 2007-TOP25
626     BSCM 2007-TOP26
827     MSCII 2007-TOP27
628     BSCM 2007-TOP28
629     MSCII 2008-TOP29
630     WFRBS 2011-C4
700     MLMT 2006-C1
701     BSSBCM Trust 2006-1
706     UCB 2007-1
751     JPM 2006-CIBC15
752     MSCI 2006-HQ9
753     JPM 2006-LDP8
754     MSCI 2006-HQ10
755     JPM 2006-CIBC17
756     MLCFC 2006-4
757     MLCFC 2007-5
758     MLCFC 2007-6
759     MSCI 2007-IQ13
760     MSCI 2007-IQ14
761     JPM 2007-CIBC19
762     MLMT 2007-C1
763     MSCI 2007- HQ12
764     MLCFC 2007-8
765     JPM 2007-LDP12
766     MSCI 2007-IQ16
767     MLCFC 2007-9
768     JPM 2008-C2
769     WFCM 2010-C1
771     WFRBS 2011-C2


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Appendix A - Commercial Mortgage Pools and Other Structures

830     CBA-Mezzanine Capital Finance, LLC
910     BSCM 2005-TOP20 (Non-pooled portion only)
911     MSCI 2006-TOP21 (Non-pooled portion only)
913     COMM 2007-FL14 (Non-pooled portion only)
927     MSCII 2007-TOP27 (Rake Bond, 330 West 34th Street Mortgage Loan-no
        property)
930     JPMorgan Special Servicing Portfolio
539     THOPI 2001-TZH
4       WBNA WAREHOUSE (EUR) 004
5       WFIL WAREHOUSE (EUR) 005
10      BUCKINGHAM
11      KAUFLAND PARTICIPANTS
13      CREDIT SUISSE WAREHOUSE INTL (USD)
14      WBNA WAREHOUSE (GBP) 014
18      RBS 2010-MB1
19      RBS 2010-MB1 COMPANION
21      FREMF 2010-K6 PRIMARY ONLY
22      STARWOOD TIAA ACQUISITION
23      GOLDMAN 2010-K5 - PRIMARY ONLY
24      VCC HEALTHCARE FUND, LLC
25      ZCOF 2009-1 RE LOAN HOLDINGS, L.L.0
27      DDR I 2009-DDR1
28      LADDER CAPITAL LLC REPO
29      RLJ III - FINANCE HOLDINGS, LLC
31      COMM 2009-K4 PRIMARY
32      BLACKSTONE (BRE/MWT)
39      NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)
42      LB UBS 2008-C1
51      MORGAN STANLEY 2007-HQ13 COMPANION
62      WACHOVIA 2007-C34 COMPANION
65      GREENWICH CCFC 2007-GG11 COMPANION
71      WACHOVIA 2007-C33 COMPANION
74      CSCMT 2007-C4 COMPANION
75      JPMCC 2007-FL1
76      JPMCC 2007-FL1 COMPANION
79      COBALT 2007-C3 COMPANION
81      MEZZ CAP 2007-C5
82      TIAA 2007-C4
85      CITIGROUP 2007-C6 (COMPANION)
86      BANC OF AMERICA COMM MTG 2007-3
91      JPMCC 2007-LDP11 COMPANION
94      GOLDMAN 2007-GG10 COMPANION
95      FUNB-PRIVATE INVESTOR2
98      WACHOVIA 2007-WHALE 8
99      WACHOVIA 2007-WHALE 8 NON TRUST
103     JPMC 2005 LDP1
104     NORTHSTAR CDO VIII
105     RMF 1997-1
106     CONCORD REAL ESTATE CDO 2006-1
108     NEWCASTLE CDO IX
111     HTM FUND 1 LLC
112     PRIME FINANCE PARTNERS I, L.P.
113     CSFB 2006 TFL2 (TITAN)
121     LB UBS 2006-C7 COMPANION
122     MEZZ CAP 2006-C4


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Appendix A - Commercial Mortgage Pools and Other Structures

123     FOUR TIMES SQUARE 2006 - 4TS
124     FOUR TIMES SQUARE 2006 - 4TS COMPANION
130     WACHOVIA 2006-C29 COMPANION
133     JPMC 2006-LDP9 COMPANION
136     GREENWICH CCFC 2006-FL4 COMPANION
139     RESOURCE REF CDO 2007-1
141     ML 1997-C2
142     DLJ 1998-CG1
144     ML 1998-C3
145     BEAR 1999-C1
146     CHASE 1999-2
147     DLJ 1999-CG1
150     CHASE 2000-1
151     CHASE 2000-2
152     CHASE 2000-3
153     GECC 2000-1
154     GECC 2001-1
155     GECC 2001-2
156     GECC 2001-3
158     COMM 2002-WFA
159     GECC 2002-1
160     GECC 2002-3
161     GECC 2003-C2
164     GECC 2003-C2 (COMPANION)
167     GREENWICH CCFC 2007-GG9 COMPANION
172     JPMCC 2007-LDP10 COMPANION
175     WACHOVIA 2007-C30 COMPANION
176     CD 2007-CD4 COMPANION
182     COBALT 2007-C2 COMPANION
183     GECMC 2007-C1
186     LB UBS 2007-C2 COMPANION
189     MORGAN STANLEY 2007 IQ14
190     MORGAN STANLEY 2007 IQ14
193     WACHOVIA 2007-C31 COMPANION
196     ML-CFC 2007-7 COMPANION
199     WACHOVIA 2007-C32 COMPANION
230     FANNIE MAE WS
300     WACHOVIA CRE CDO 2006-1
303     RESOURCE REAL ESTATE FUNDING CDO 2006-1
304     CITIGROUP GLOBAL MARKETS REALTY CORP
306     TEACHERS INSURANCE & ANNUITY ASSOCIATION
308     RESOURCE CAPITAL CORP. WAREHOUSE
309     GREENWICH CAPITAL FINANCIAL PRODUCTS INC
311     MEZZ CAP LLC (FKA CBA MEZZ)
318     LEHMAN BROTHERS WAREHOUSE
325     KBS REALTY ADVISORS LLC
331     MEZZ CAP REIT I, INC
337     SORIN CAPITAL MANAGEMENT
339     H2 CREDIT PARTNERS WAREHOUSE
340     UBS WAREHOUSE
343     LEHMAN BROTHERS WAREHOUSE
347     RITE AID 1999-1
349     HMAC 1999 PH1
350     WACHOVIA GENERAL PARTICIPANT


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Appendix A - Commercial Mortgage Pools and Other Structures

354     DEXIA REAL ESTATE PORTFOLIO
356     BB&T WAREHOUSE
357     CHASE-FUNB 1999-1
358     DEXIA REAL ESTATE CAPITAL MARKETS
363     NORTHSTAR WAREHOUSE
366     NORTHSTAR CDO VI
369     BANC OF AMERICA COMM MTG 2006-1
372     BANC OF AMERICA COMM MTG 2006-2
374     DOLLAR GENERAL
375     MLMT 2005-CKI1
381     BANC OF AMERICA COMM MTG 2006-5
382     POOK MD FUNDINGS, LLC
383     PRII ST. REGIS, CA
384     BMC MORTGAGES VI
386     2001-CMLB-1
388     NBS REAL ESTATE CAPITAL WAREHOUSE
391     LB UBS 2000 C5C (GALLERY AT HARBORPLACE)
395     BANC OF AMERICA COMM MTG 2005-6
405     FREDDIE MAC 2010 K-SCT
406     YELLOW BRICK REAL ESTATE CAPITAL I, LLC
407     CANTOR CRE LENDING LP
408     MODERN BANK, N.A.
409     TRT LENDING SUBSIDIARY LLC
411     BUCHANAN FUND V
412     NXT CAPITAL FUNDING II, LLC
413     OBP DEPOSITOR, LLC TRUST 2010-OBP
416     JEMB MADISON AVE LLC (BASIS 1- 292 MAD)
417     STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.
418     SQUARE MILE/RAM ACQ, LLC
422     BASIS RE CAPITAL II (REPO)
423     PRIME FINANCE PARTNERS II, L.P.
425     GSMSC 2010-C1
426     GSMSC 2010-C1 COMPANION
428     VORNADO DP LLC 2010-VNO
430     OAKTREE CAPITAL MANAGEMENT
431     PFP II SUB I, LLC
435     MS KEARNY CPB 1
437     CREXUS WAREHOUSE
438     WEST RIVER WAREHOUSE
439     CANTOR REPO WITH MET LIFE
440     RBS WAREHOUSE
445     EXTENDED STAY AMERICA TRUST 2010-ESH
446     EXTENDED STAY AMERICA 2010-ESH MEZZ
450     COMM 2010-C1
451     COMM 2010-C1 COMPANION
453     MORGAN STANLEY WAREHOUSE
458     AMERICOLD 2010-ART
459     BICOASTAL (A BLACKSTONE CREDIT FACILITY)
464     GSMS 2010-C2 COMPANION
466     ESSEX PORTFOLIO, L.P. WAREHOUSE
469     REXFORD INDUSTRIAL FUND V LP WAREHOUSE
471     AC VENTURES WAREHOUSE
472     CP III JEFFERSON MIDVALE, LLC
475     LADDER MET LIFE REPO


(page)


Appendix A - Commercial Mortgage Pools and Other Structures

476     LADDER WELLS FARGO REPO
477     LADDER JPM REPO
478     LADDER DEUTSCHE REPO
480     HELIOS AMC, LLC WAREHOUSE
481     BELVEDERE CAPITAL WAREHOUSE
483     DBUBS 2011-LC1
485     DBUBS 2011-LC1 COMPANION
486     FREMF 2011-K10 - PRIMARY ONLY
506     FUNB 2001 C2 B NOTES
511     NORTEL NETWORKS TRUST 2001-1
512     TIMES SQUARE HOTEL TRUST
516     FUNB 2001 C3 B NOTES
517     LEHMAN BROTHERS BANKHAUS
520     SL GREEN REALTY CORP/GRAMERCY
523     BA-FUNB 2001-3 B NOTES
526     CAPITAL LEASE WAREHOUSE-398 & 526
535     NEWCASTLE CDO VIII
538     ENERGY PLAZA LEASE TRUST 2002
555     MLMT 2002 MW1A (COMPANION LOANS)
562     LB UBS 2002 C4A (VALLEY FAIR MALL)
570     FLIK 2003 EPR
581     GREENWICH CCFC 2002 C1 (COMPANION)
586     JPMC 2003 Cl (COMPANION)
589     JPMC 2003-ML1 (COMPANION)
595     LB UBS 2003 C3 (COMPANION)
596     WS WEST COUNTY MALL 2003 C3A
605     STRATEGIC LAND JOINT VENTURE 2
640     EMMES WAREHOUSE
641     COMM 2011 THL
644     GSMS 2011-ALF
647     GSMS 2011-GC3
649     GSMS 2011-GC3 COMPANION
653     SHORENSTEIN WAREHOUSE
655     STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE
656     GERMAN AMERICAN CAPITAL CORPORATION WARE
657     FREMF 2011 K12 PRIMARY ONLY
661     KEARNY CREDIT FACILITY WAREHOUSE
662     VORNADO REALTY L.P. WAREHOUSE
665     WASHINGTON SUB, LLC
666     FREMF 2011-K14 PRIMARY ONLY
671     LOANCORE (JEFFERIES) WAREHOUSE
673     GERMAN AMERICAN / DEUTSCHE WAREHOUSE
674     FREMF 2011-KAIV PRIMARY ONLY
675     STARWOOD & DEUTSCHE REPO
677     WFRBS 2011-C3
678     DBUBS 2011-LC2
681     KARLIN LAS PALMAS, LLC
683     JLC WAREHOUSE I LLC
686     BREDS LOAN CAPITAL REPO WAREHOUSE
695     ARCHETYPE MORTGAGE FUNDING I LLC
696     CITY CENTER 2011-CCHP
700     GREENWICH CCFC 2003 Cl (COMPANION)
712     LB-UBS 2003 C7 (B-NOTE)
721     CREST 2003-2


(page)


Appendix A - Commercial Mortgage Pools and Other Structures

724     GREENWICH CCFC 2003 C2 (COMPANION)
727     MEZZ CAP 2004-C1
729     LB UBS 2004 Cl (COMPANION)
731     WACHOVIA 2004-C10 (COMPANION)
738     WACHOVIA 2004-C11 (COMPANION)
740     GREENWICH CCFC 04 GG1 (COMPANION)
741     ONE LINCOLN 2004-C3
760     WACHOVIA 2004-C15 COMPANION
761     GREENWICH CCFC 2004-FL2
762     GREENWICH CCFC 2004-FL2 (COMPONENT)
767     MEZZ CAP 2004-C2
772     CAPLEASE CDO 2005-1
774     WACHOVIA 2005-C17 COMPANION
783     GOLDMAN SACHS 2005-ROCK
785     JPMC 2005-LDP2 COMPANIONS
787     CITIGROUP 2005 C3 (COMPANION)
788     WACHOVIA 2005-C19
789     WACHOVIA 2005-C19 COMPANION
791     LEHMAN 2005-LLF C4 (COMPANIONS)
793     WACHOVIA 2005-C20 (COMPANION)
798     WACHOVIA 2005-WHALE 6
799     WACHOVIA 2005-WHALE 6 NON-TRUST
804     WB FNB 2004-1
805     WB RDI 2004-1
807     GRAND PACIFIC BUSINESS LOAN TRUST 2005-1
812     CAPITAL SOURCE RELT 2006-A
831     CITY CENTER 2011-CCHP COMPANION
832     WFRBS 2011-C4 - PRIMARY
833     STARWOOD & GOLDMAN REPO
835     JLC WAREHOUSE II LLC
838     FREMF 2011-K703
840     DBUBS 2011- LC3
843     BREDS STC ACQUISITION
845     MSC2011-C3
848     GSMS 2011-GC5
849     COMM 2011-FL1
850     COMM 2011-FL1 COMPANION
852     ROCKWOOD CAPITAL, LLC (NORTHROCK)
854     AMC ROCK SPRINGS LLC
856     MACQUARIE WAREHOUSE
858     VALSTONE WAREHOUSE
860     FREMF 2011-K15
861     WFRBS 2011-C5
862     FREMF 2011-K704
865     JPM 2011-PLSD
866     FREMF 2011-K16 - PRIMARY ONLY
869     STARWOOD AND FORTRESS SA
871     GACC/DEUTSCHE FLOATING WAREHOUSE
872     COMM 2011-STRT
874     UBS-CITIGROUP 2011-C1
875     UBS-CITIGROUP 2011-C1 COMPANION
876     PRIME AND METLIFE REPO
907     LB UBS 2006-C4 COMPANION
910     JPMC 2006-LDP7 COMPANION


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Appendix A - Commercial Mortgage Pools and Other Structures

916     LEHMAN 2006 LLF-C5C
919     WACHOVIA 2006-C27 - COMPANION
920     WACHOVIA 2006-WHALE 7
921     WACHOVIA 2006 WHALE 7 NON TRUST
924     LB-UBS 2006-C6 COMPANION
927     GOLDMAN 2006-GG8 COMPANIONS
928     COMM 2006 FL12
929     COMM 2006-FL12 COMPANION
930     CD 2006-CD3
931     CD 2006-CD3 COMPANION
934     WACHOVIA 2006-C28 COMPANION
937     CITIGROUP 2006-FL2 COMPANION
939     1166 AVENUE OF AMERICAS 2005-C6
942     WACHOVIA 2005-C21 (COMPANION)
945     GREENWICH CCFC 05 GG5 (COMPANION)
948     LB-UBS 2005-C7 COMPANION
951     MEZZ CAP 2005-C3
954     GREENWICH CCFC 2005-FL3
955     GREENWICH CCFC 2005-FL3 (COMPONENT)
960     WACHOVIA 2005-C22 (COMPANION)
963     LB-UBS 2006 C1 COMPANION
971     JPMC 2006-FL1 COMPANION
974     GOLDMAN 2006-GG6 COMPANIONS
983     WACHOVIA 2006-C24 (COMPANION)
995     MARATHON REAL ESTATE CDO 2006-1
998     WACHOVIA 2006-C25 (COMPANION)
114 115 CITIGROUP 2006 C5
116 117 JPMC 2006 FL2
119 120 LB UBS 2006-C7
125 126 COBALT 2006-C1
128 129 WACHOVIA 2006-029
131 132 JPMC 2006-LDP9
134 135 GREENWICH CCFC 2006-FL4
16 17   FREMF 2010-K7
165 166 GREENWICH CCFC 2007-GG9
168 169 CD 2007-CD4
170 171 JPMCC 2007-LDP10
173 174 WACHOVIA 2007-C30
177 178 ML-CFC 2007-6
180 181 COBALT 2007-C2
184 185 LB-UBS 2007-C2
187 188 CSCMT 2007-C2
191 192 WACHOVIA 2007-C31
194 195 ML-CFC 2007-7
197 198 WACHOVIA 2007-C32
312 317 WACHOVIA RED - TAX CREDIT
314 414 FULB 1997 Cl
315 415 MERRILL LYNCH 1996 C2
319 419 FULB 1997 C2
320 420 CS FIRST BOSTON 1997 C1
327 427 MERRILL LYNCH 1998 C2
329 429 FUNB 1999 C1
33 34   COMM 2009-K3
336 436 CS FIRST BOSTON 1997 C2


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Appendix A - Commercial Mortgage Pools and Other Structures

341 441 LB 1998 C4
342 442 CS FIRST BOSTON 1998 C2
344 444 CMAT 1999 C1
348 448 FUNB/CHASE 1999 C2
352 452 LB 1999 Cl
355 455 WACHOVIA RED - STRUCTURED FINANCE
360 460 LB 1999 C2
361 461 NORTHSTAR CDO IV LTD
365 465 FUNB 1999 C4
367 467 LB UBS 2000 C3
373 473 FUNB 2000 Cl
379 479 FUNB 2000 C2
389 489 LB UBS 2000 C5
393 109 110 MARATHON STRUCTURED FINANCE FUND LP
394 494 DILLON READ
40 41   MERRILL LYNCH 2008-C1
433 434 FREMF 2010-K8
449 149 DLJ 1999-CG3
456 457 FREMF 2010-K9
462 463 GSMS 2010-C2
48 148  DLJ 1999-CG2
49 50   MORGAN STANLEY 2007-HQ13
490 491 FREMF 2011-K701
500 600 FUNB-BA 2001 Cl
503 603 FUNB 2001 C2
504 604 LB UBS 2001 C2
513 613 LB UBS 2001 C3
515 615 FUNB 2001 C3
52 53   COUNTRYWIDE 2007-MF1
521 621 LB UBS 2001 C7
522 622 BA-FUNB 2001-3
528 628 FUNB 2001 C4
529 629 JPMC 2001 CIBC3
537 637 FUNB 2002 Cl
542 642 LB UBS 2002 C1
546 646 WACHOVIA 2002 C1
55 56   CD 2007-CD5
552 652 LB UBS 2002 C2
554 654 MLMT 2002 MW1
559 659 JPMC 2002 Cl
560 660 GE 2002 C2
563 565 663 LB UBS 2002 C4
564 664 1166 AVENUE OF THE AMERICAS 2002-C5
567 667 WACHOVIA 2002 C2
568 668 JPMC 2002 CIBC5
57 58   LB-UBS 2007-C7
576 676 JPMC 2002 C2
579 679 LB UBS 2002 C7
580 680 GREENWICH CCFC 2002 C1
582 682 WACHOVIA 2003 C3
584 684 LB-UBS 2003-C1
585 685 JPMC 2003-C1
587 687 WACHOVIA 2003-C4


(page)


Appendix A - Commercial Mortgage Pools and Other Structures

588 688 JPMC 2003 ML1
594 694 LB-UBS 2003-C3
599 699 GREENWICH CCFC 2003-C1
60 61   WACHOVIA 2007-C34
63 64   GREENWICH CCFC 2007-GG11
650 651 FREMF 2011-K11
66 67   LB-UBS 2007-C6
669 670 FREMF 2011-K13
689 690 FREMF 2011-K702
69 70   WACHOVIA 2007-C33
701 801 WACHOVIA 2003-C5
703 803 LB-UBS 2003 C5
706 806 JPMC 2003 CIBC6
709 809 WACHOVIA 2003-C6
711 811 LB-UBS 2003 C7
713 813 WACHOVIA 2003-C7
717 817 LB UBS 2003 C8
719 819 WACHOVIA 2003-C8
72 73   CSCMC 2007-C4
723 823 GREENWICH CCFC 2003-C2
725 825 WACHOVIA 2003-C9
726 826 WACHOVIA 2003-C9 (COMPANION)
728 828 LB UBS 2004 Cl
730 830 WACHOVIA 2004 C10
736 836 GECMC 2004 C2
737 837 WACHOVIA 2004 C11
739 839 GREENWICH CCFC 2004-GG1
742 842 LB UBS 2004 C4
744 844 CITIGROUP CMT 2004 Cl
747 847 WACHOVIA 2004-C12
751 851 LB UBS 2004 C6
753 853 WACHOVIA 2004 C14
757 857 LB UBS 2004 C7
759 859 WACHOVIA 2004 C15
763 863 LB UBS 2004 C8
768 868 WACHOVIA 2005 C16
77 78   COBALT 2007- C3
770 870 LB UBS 2005 Cl
773 873 WACHOVIA 2005 C17
781 881 WACHOVIA 2005-C18
784 884 JPMC 2005-LDP2
786 886 CITIGROUP 2005 C3
792 892 WACHOVIA 2005-C20
794 894 LB-UBS 2005 C5
83 84   CITIGROUP 2007-C6
89 90   JPMCC 2007-LDP11
900 901 ML-CFC 2006-2
902 903 WACHOVIA 2006-C26
905 906 LB UBS 2006-C4
908 909 JPMC 2006-LDP7
911 912 MLMT 2006-C2
914 915 LEHMAN 2006 LLF-C5
917 918 WACHOVIA 2006-C27
92 93   GOLDMAN 2007-GG10


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Appendix A - Commercial Mortgage Pools and Other Structures

922 923 LB UBS 2006-C6
925 926 GOLDMAN 2006-GG8
932 933 WACHOVIA 2006-C28
935 936 CITIGROUP 2006-FL2
940 941 WACHOVIA 2005-C21
943 944 GREENWICH CCFC 2005-GG5
946 947 LB-UBS 2005 C7
958 959 WACHOVIA 2005-C22
96 97   CSCMT 2007-C3
961 962 LB-UBS 2006 C1
964 965 WACHOVIA 2006-C23
967 968 CD 2006-CD2
969 970 JPMC 2006 FL1
972 973 GOLDMAN 2006-GG6
975 976 GE 2006 C1
977 978 ML-CFC 2006-1
981 982 WACHOVIA 2006-C24
984 985 LB-UBS 2006 C3
992 993 CSFB 2006-C2
996 997 WACHOVIA 2006-C25
332     111MA2PENN
514     CBMT2001C3A
765     CSFB04TFL2
775     CSFB05TFL1
796     CSFB05TFL2
990     CSMS06HC1
553     DMMT02C2A
800 802 GSMSC04C1
790     LB05LLFC4
777     WB05WHALE5
507     WSMMT01C2A